UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2024

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 240 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Waiver and Amendment to Agreement and Plan of Merger

On April 8, 2024, Assure Holdings Corp. (the “Corporation” or “Assure”) entered into a partial waiver and amendment agreement (the Waiver Agreement”) with Assure Acquisition Corp. (the “Merger Sub”) and Danam Health Inc. (“Danam”) which waives and amends certain provisions of that certain agreement and plan of merger (the “Merger Agreement”) dated February 12, 2024 by and between the Corporation, Merger Sub and Danam.

Pursuant to the terms and conditions of the Waiver Agreement, Danam has partially waived its right to terminate the Merger Agreement pursuant to breaches of Section 6.8(a) and 6.20 of the Merger Agreement provided that the Corporation meets the following conditions:

a.	Assure obtains the Preliminary Shareholder Vote required by Section 6.20 of the Merger Agreement no later than April 30, 2024;

b.	Assure files the proxy statement and registration statement on Form S-4 required by the Section 6.8(a) Covenant no later than April 26th, 2024;

c.	Assure issues Danam a $1,000,000 convertible promissory note in the form attached as Exhibit A to the Merger Agreement (the “Convertible Note”) simultaneously with the execution and delivery of this Waiver;

d.	Assure receives shareholder approval for the Merger five (5) Business Days prior to the Termination Date and effects the Reverse Split prior to the Termination Date;

e.	Assure is not in default under the Convertible Note; and

f.	Assure is not in breach of any other covenants set forth in the Merger Agreement, subject to any necessary notice requirements and cure period set forth therein.

Further the Waiver Agreement amends the Merger Agreement to change the definition of “Termination Date” to mean July 22, 2024.

Convertible Note

In connection with the Waiver Agreement, on April 8, 2024, the Corporation issued a convertible note to Danam in principal amount of $1,000,000. The note accrues interest on the then outstanding principal balance at a rate equal to 10% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. The note has a maturity date of July 22, 2024. Upon the occurrence of certain events, the note is convertible into shares of common stock at the Nasdaq “Minimum Price” in accordance with Listing Rule 5635(d). The note will become immediately due and payable upon the occurrence of an event of default under the note, including but not limited to: a failure to pay, voluntary bankruptcy or insolvency of Assure, involuntary bankruptcy or insolvency proceedings of Assure, breach of the Merger Agreement or termination of the Merger Agreement.

Exchange Agreement with Centurion

On April 8, 2024, the Corporation entered into an exchange agreement (the “Exchange Agreement”) with Centurion Financial Trust (“Centurion”) pursuant to which Centurion will exchange, pursuant to Section 3(a)(9) under the United States Securities Act of 1933, as amended (the “Securities Act”), $140,989.91 of the outstanding principal amount of the debenture of the Corporation held by Centurion into 236,164 shares of common stock of the Corporation representing a deemed exchange price of $0.5970 per share.

Subscription Agreement with Innovation

On April 8, 2024, the Corporation entered into a subscription agreement (the “Subscription Agreement”) with Innovation Neuromonitoring LLC (“Innovation”) pursuant to which Innovation agreed to the cancellation of $270,000 of future installment payments under the Asset Purchase Agreement dated August 2, 2023 by and between the Corporation and Innovation as consideration for the subscription of 437,247 shares of common stock of the Corporation (the “Subscribed Shares”) representing a deemed exchange price of $0.6175 per share. The Subscribed Shares were issued pursuant to Section 4(a)(2) of the Securities Act.

The foregoing description of the material terms of the Waiver Agreement, the Convertible Note, the Exchange Agreement and the Subscription Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Waiver Agreement, the Convertible Note, the Exchange Agreement and the Subscription Agreement, which are filed as Exhibits 2.1. 4.1, 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The Waiver Agreement, the Convertible Note, the Exchange Agreement and the Subscription Agreement have been attached to this Current Report on Form 8-K to provide investors with information regarding their terms. Such agreements are not intended to provide any other factual information about any party thereto or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements as of the specific dates set forth therein, were solely for the benefit of the parties thereto, may be subject to important qualifications and limitations agreed upon by the parties for the purposes of allocating contractual risk among such parties of establishing these matters as facts, and may be subject to standards of materiality applicable to such contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to such agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in Assure’s public disclosures.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report regarding the Convertible Note is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report regarding the Convertible Note and the issuance of shares of common stock pursuant to the Exchange Agreement and Subscription Agreements is hereby incorporated by reference into this Item 3.02.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2024, the Board of Directors of the Corporation approved amended and restated bylaws of the Corporation. The Board of Directors of the Corporation amended the bylaws to address certain discrepancies between the prior bylaws of the Corporation and provisions of Nevada corporate law. The amended and restated bylaws amend the prior bylaws as follows:

Section 2.9 was added to the bylaws to address the maintenance of books and records of the Corporation in accordance with Nevada law.

Section 3.4.2. of the bylaws was amended to change the vote of stockholders required to remove a director from an ordinary resolution (which would require a majority of the votes cast at a meeting called for such purpose) to require a vote of the holders of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote, which is the requirements under applicable provisions of Nevada law.

Section 3.7 of the bylaws was amended by deleting Sections 3.7.1. and 3.7.2 and replacing them in their entirety with the following provision:

“Unless otherwise provided in the articles of the Corporation, vacancies and newly created directorships, whether resulting from an increase in the size of the board of directors or due to the death, resignation, disqualification, or removal of a director or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum. A director elected to fill a vacancy shall hold office for the unexpired term of that director's predecessor in office and until that director's successor is duly elected and qualified.”

Section 8.4.1 of the bylaws was amended by adding a provision expressly permitting for shares of the Corporation to be issued in uncertificated form.

Section 10.4 of the bylaws was amended to provide that notice of a meeting of the stockholders must be not less than 10 days nor more than 60 days before the date of the meeting whereas the prior bylaws provided for notice to be not less than 21 days nor more than 60 days before the date of the meeting.

Section 10.6 of the bylaws was amended to provide that the board may fix a record date for a meeting of the stockholders preceding the meeting date by not more than 60 days and not less than 10 days whereas the prior bylaws provided for a record date of not more than 60 days and not less than 21 days. Section 10.6 was also amended to delete the requirement to provide notice of the record date 7 days prior to such record date and to provide that the board must fix a new record date if a meeting is adjourned or postponed more than 60 days after the original meeting date.

Section 12.1 was amended in its entirety to read as follows:

“These bylaws may be altered, amended or repealed and new bylaws may be adopted by the Corporation’s stockholders, or the Board, at any meeting of stockholders or the Board, as applicable. “

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
2.1	Partial Waiver and Amendment Agreement dated April 8, 2024
3.1	Amended and Restated Bylaws
4.1	Convertible Note issued to Danam Health Inc. dated April 8, 2024
10.1*	Exchange Agreement with Centurion dated April 8, 2024
10.2	Subscription Agreement with Innovation dated April 8, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

* - Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Additional Information and Where to Find It

This report may be deemed to be solicitation material with respect to the proposed transactions between Assure and Danam. In connection with the proposed transaction, Assure intends to file relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Assure will mail the proxy statement/prospectus to the Assure and Danam stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective.

Investors and securityholders of Assure and Danam are urged to read these materials when they become available because they will contain important information about Assure, Danam and the proposed transactions. This report is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Assure may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Assure’s website at www.assureneuromonitoring.com, on the SEC’s website at www.sec.gov or by directing a request to Assure at 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111, Attention: John Farlinger, Chief Executive Officer; or by email at ir@assureiom.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Assure and Danam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Assure in connection with the proposed transaction. Information about the executive officers and directors of Assure are set forth in Assure’s Definitive Proxy Statement on Schedule 14A relating to the 2023 Annual Meeting of Stockholders of Assure, filed with the SEC on December 5, 2023. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Assure will be set forth in the proxy statement/prospectus, which will be included in Assure’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This report contains forward-looking statements based upon the current expectations of Assure and Danam. Forward-looking statements involve risks and uncertainties and include, but are not limited to, statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Assure and Danam and the combined company at the closing of the proposed merger; the future operations of the combined company; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Assure and Danam to consummate the proposed merger, as applicable; (iii) risks related to Assure’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Assure stockholders and Danam stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Assure’s common stock; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Assure’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC, and in other filings that Assure makes and will make with the SEC in connection with the proposed transaction, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Assure expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: April 12, 2024	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer